UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Under § 240.14a-12

TEXAS PACIFIC LAND CORPORATION

(Name of Registrant As Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TPL

1700 PACIFIC AVENUE
SUITE 2900
DALLAS, TX 75201

# Your **Vote** Counts!

**TEXAS PACIFIC LAND CORPORATION**

2024 Annual Meeting
Vote by November 7, 2024
10:59 PM CT



V57134-P17185

## You invested in TEXAS PACIFIC LAND CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 8, 2024.**

## Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to October 25, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote in Person at the Meeting*

November 8, 2024
1:00 PM, Central Time

Omni Dallas Hotel
555 S. Lamar Street
Dallas, TX 75202

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. The complete proxy materials contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to vote these important matters.

| | Voting Items | Board Recommends |
|---|---|---|
| 1. | To elect the three Class I and three Class III directors named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders. | |
| | **Nominees:** | |
| 1a. | Barbara J. Duganier (Class I) | For |
| 1b. | Tyler Glover (Class I) | For |
| 1c. | Karl F. Kurz (Class I) | For |
| 1d. | Robert Roosa (Class III) | For |
| 1e. | Murray Stahl (Class III) | For |
| 1f. | Marguerite Woung-Chapman (Class III) | For |
| 2. | To approve, by non-binding advisory vote, the executive compensation paid to the Company's named executive officers. | For |
| 3. | To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. | For |
| 4. | To approve an amendment to the Company's Second Amended and Restated Certificate of Incorporation to give holders of 25% of the Company's common stock the right to request a special meeting of stockholders. | For |
| 5. | To consider a non-binding stockholder proposal regarding an amendment to the Company's Clawback Policy. | Against |
| 6. | To consider a non-binding stockholder proposal regarding stockholders' ability to act by written consent. | Against |
| 7. | To consider a non-binding stockholder proposal regarding the renomination of directors. | Against |

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

**Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".**

V57135-P17185